SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): December 20, 2000




                          Edison Brothers Stores, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                      1-1394                   43-0254900
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
incorporation or organization)                               identification no.)


      501 North Broadway
        St. Louis, MO                                             63102
(Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (314) 331-6000

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                          EDISON BROTHERS STORES, INC.
                                    FORM 8-K

                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page

Item 5.   Other Events.......................................................3

Signature....................................................................4

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Item 5.  Other Events.

United States Bankruptcy Judge Mary Walrath, on December 20, 2000, declined to enter an order scheduling a hearing on approval of distribution pool insurance that would, if approved, have offered unsecured creditors the option to accept up to 17 cents on the dollar for their claims. Judge Walrath's decision terminates proceedings relating to distribution pool insurance at this time.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 21, 2000                                  EDISON BROTHERS STORES, INC.


                                                   By: /s/ Alan M. Jacobs
                                                       ------------------------
                                                       Alan M. Jacobs
                                                       Chapter 7 Trustee


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